EXHIBIT 10.1



                                 PAKETERIA GMBH


                         COMMON STOCK PURCHASE AGREEMENT
                         -------------------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           ----

0.Shareholder Structure.......................................................1


1.Purchase and Sale of Common Stock...........................................2

  1.1      Issuance of Common Stock...........................................2
  1.2      Closing; Delivery..................................................3
  1.3      Use of Proceeds....................................................3
  1.4      Defined Terms Used in this Agreement...............................3

2.Representations and Warranties of the Company...............................5

  2.1      Organization, Good Standing, Corporate Power and Qualification.....5
  2.2      Capitalization, Articles and Commercial Register...................5
  2.3      Subsidiaries.......................................................6
  2.4      Authorization......................................................6
  2.5      Valid Issuance of Shares...........................................6
  2.6      Governmental Consents and Filings..................................7
  2.7      Litigation.........................................................7
  2.8      Intellectual Property..............................................7
  2.9      Compliance with Other Instruments..................................8
  2.10     Agreements; Actions................................................8
  2.11     Certain Transactions...............................................9
  2.12     Rights of Registration and Voting Rights...........................9
  2.13     Absence of Liens...................................................9
  2.14     Financial Statements..............................................10
  2.15     Changes...........................................................10
  2.16     Employee Matters..................................................11
  2.17     Tax Returns and Payments..........................................12
  2.18     Insurance.........................................................12
  2.19     Confidential Information and Invention Assignment Agreements......12
  2.20     Permits...........................................................12
  2.21     Corporate Documents...............................................12
  2.22     Environmental and Safety Laws.....................................13
  2.23     Disclosure........................................................13

3.Representations and Warranties of the Purchasers...........................13

  3.1      Authorization.....................................................13

4.Conditions to the Purchasers' Obligations at Closing.......................13

  4.1      Representations and Warranties....................................13
  4.2      Performance.......................................................14
  4.3      Qualifications....................................................14
  4.4      Investors' Rights Agreement.......................................14
  4.5      Long Term Note....................................................14
  4.6      Long Term Note Option Agreement...................................14

                                TABLE OF CONTENTS
                                -----------------
                                   (continued)

  4.7      M&R Option Agreement..............................................14
  4.8      Roesch Employment Agreement.......................................14
  4.9      Roesch Release....................................................14
  4.10     Capital Increase and Restated Articles............................14
  4.11     Proceedings and Documents.........................................14

5.Conditions of the Company's Obligations at Closing.........................14

  5.1      Representations and Warranties....................................14
  5.2      Performance.......................................................14

6.Miscellaneous..............................................................15

  6.1      Survival of Warranties............................................15
  6.2      Successors and Assigns............................................15
  6.3      Governing Law.....................................................15
  6.4      Titles and Subtitles; Interpretation..............................15
  6.5      Notices...........................................................15
  6.6      No Finder's Fees..................................................15
  6.7      Attorney's Fees...................................................15
  6.8      Amendments and Waivers............................................16
  6.9      Severability......................................................16
  6.10     Delays or Omissions...............................................16
  6.11     Entire Agreement..................................................16
  6.12     Dispute Resolution................................................16
  6.13     Waiver of Jury Trial..............................................17

  Exhibit A -       Capital Increase
  Exhibit B -       Form of Amended and Restated Articles
  Exhibit C -       Form of Investors' Rights Agreement
  Exhibit D -       Form of Long Term Note
  Exhibit E -       Form of Long Term Note Option Agreement
  Exhibit F -       Form of Roesch Employment Agreement
  Exhibit G -       Roesch Releases
  Exhibit H -       Disclosure Schedule
  Exhibit I -       Current Articles of Association of the Company
  Exhibit J -       Excerpt from the Commercial Register

                         COMMON STOCK PURCHASE AGREEMENT
                         -------------------------------


         THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the 7th day of August, 2006 among

1. Paketeria GmbH, a limited liability company incorporated under the laws of Germany,

2.       Andy Roesch (the "Principal")

3.       Ralf Budde

4.       Joseph Benson

5.       John Moore

6.       Richard Rimer

     - the parties 2. through 6 jointly hereinafter: "Current Shareholders" -

         and

7.       Data Systems & Software Inc., a Delaware corporation (the "Purchaser").

         The parties hereby agree as follows:

         0.       Shareholder Structure

         The share capital of the Company in the total amount of (euro) 37,450 currently is held as follows:

         Shareholder                     Shares           Total Amount of Shares
         -------------            -------------           ----------------------
         Andy Rosch               (euro) 18,750
                                   (euro) 4,950                    (euro) 23,700
         -------------            -------------           ----------------------
         Ralf Budde                (euro) 1,600
                                   (euro) 1,400                     (euro) 3,000
         -------------            -------------           ----------------------
         Joseph Benson               (euro) 950                       (euro) 950
         -------------            -------------           ----------------------
         John Moore                (euro) 3,300
                                     (euro) 950
                                     (euro) 650                     (euro) 4,900
         -------------            -------------           ----------------------
         Richard Rimer             (euro) 3,350
                                     (euro) 900
                                     (euro) 650                     (euro) 4,900
         -------------            -------------           ----------------------
         Total                           37,450                           37,450

      1.    Purchase and Sale of Common Stock.

            1.1.  Issuance of Common Stock.


                  (a) The Current Shareholders shall adopt by way of notarized shareholders' resolution, and the Company shall file with the Commercial Register of the Lower Court ("Amtsgericht") of Berlin Charlottenburg on or before the Closing (as defined below):

                    (i) an increase of the share capital of the Company by way of the issuance of a new share with a par value of (euro) 13,800 against contribution of the par value of (euro) 13,800 in cash plus an additional agio ("Aufgeld") of (euro) 536,426 also in cash, resulting in a total aggregate cash contribution of (euro) 550,226 (the "Contribution"), along with the admission of the Purchaser as sole subscriber of such share, all in the form of Exhibit A (the "Capital Increase"); and

                    (ii) the Amended and Restated Articles in the form of Exhibit B attached to this Agreement (the "Restated Articles").

                  The   Current   Shareholders   shall   waive  their  right  to
participate in this capital increase.

                  (b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to subscribe at the Closing and the Company agrees to issue to the Purchaser a partial share with a par value of (euro) 11,800 of the new share with a par value of (euro) 13,800 of the Common Stock ("Stammkapital") of the Company pursuant to subsection (a) subparagraph (i) above, against payment of the cash contribution as stipulated in subsection (a) subparagraph (i) above. The share of Common Stock issued at the Closing is sometimes referred to in this Agreement as the "Share".

                  (c) In accordance with the terms of the M&R Stock Purchase Agreement, the Purchaser shall acquire a partial share with a par value of
(euro) 2,000 of the new share with a par value of (euro) 13,800 of the Common Stock as a result of the Purchaser's acquisition of certain subscription rights of John Moore and Richard Rimer to acquire a (euro) 2,000 share against payment of its par value (the "Subscription Rights") which John Moore and Richard Rimer assigned to the Purchaser under the M&R Stock Purchase Agreement. The Company and the Current Shareholders each hereby confirms the valid existence of the Subscription Rights as well as the valid assignment hereunder to the Purchaser of such Subscription Rights subject to the execution of the M&R Stock Purchase Agreement and the exercise of the option contained therein.

                  (d) The parties acknowledge that the agio stipulated above includes a deduction in the amount of (euro) 50,000 in consideration of the advance payment made by the Purchaser to the Company pursuant to the Memorandum of Terms dated [ ]. Before such deduction, the total contribution (share capital contribution plus agio) would have amounted to (euro) 598,226, resulting in a purchase price of (euro) 50.70 (rounded) for each Euro of Common Stock (without taking into account the (euro) 2,000 partial share acquired at par value on the basis of the Subscription Right).

            1.2. Closing; Delivery.

                  (a) The resolution and filing of the Capital Increase pursuant to Sec. 1.1 (a) (i) and of the Restated Articles pursuant to Sec. 1.1 (a) (ii) as well as the issuance and subscription of the Share pursuant to Sec. 1.1 (b) shall take place before a German notary public, at 10:00 a.m. (EDT), on August 7, 2006, or at such other time and place as the Company and the Purchaser mutually agree upon, orally or in writing (which time and place are designated as the "Closing").

                  (b) At the Closing, the Purchaser shall arrange for payment of the Contribution by check payable to the Company, or by wire transfer to a bank account designated by the Company.

            1.3. Use of Proceeds. The Company will use the proceeds from the sale of the Shares for Payment of Permitted Debt Repayments (as defined in Section 1.4) and ordinary working capital purposes.

            1.4. Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

                  "Affiliate" means, with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including, without limitation, any partner, officer, director, member or employee of such Person and any venture capital fund now or hereafter existing that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, such Person.

                  "Company Intellectual Property" means all patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, trade secrets, licenses, domain names, mask works, information and proprietary rights and processes as are necessary to the conduct of the Company's business as now conducted and as presently proposed to be conducted.

                  "Immediate Family Member" means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.

                  "Investors' Rights Agreement" means the agreement among the Company, the Purchaser and each other party listed therein, dated as of the date of the Closing, in the form of Exhibit C attached to this Agreement.

                  "Key Employee" means any executive-level employee (including division director and vice president-level positions) as well as any employee or consultant who either alone or in concert with others develops, invents, programs or designs any Company Intellectual Property.

                  "Knowledge",   including   the   phrase   "to  the   Company's
knowledge," shall mean the actual knowledge after reasonable investigation of the following officers: the Principal and Viola Roesch.

                  "Long Term Note" means the promissory note executed by the Company and delivered to the Principal, dated as of the date of the Closing, in the form of Exhibit D attached to this Agreement.

                  "Long Term Note Option Agreement" means the agreement among the Principal and the Purchaser, dated as of the date of the Closing, in the form of Exhibit E attached to this Agreement.

                  "Material Adverse Effect" means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property, prospects or results of operations of the Company.

                  "M&R Option Agreement" means the agreement among John A. Moore, Richard Rimer and the Purchaser, dated as of the date of the Closing, in a form satisfactory to the Purchaser.

                  "Person"  means  any  individual,  corporation,   partnership,
trust, limited liability company, association or other entity.

                  "Permitted Debt Repayments" means payments by the Company to the following Persons in the amounts set forth opposite such Person's name below:

               Person                            Amount
               Andy Roesch                       (euro) 54,442
               Viola Roesch                      (euro) 25,000
               Berliner Volksbank eG             (euro) 88,605.06
                        Guarantee                (euro) 14,781
                                                 (euro) 94.34 (credit)
               Deutsche Bank AG                  (euro) 30,767

               Total                             (euro) 213,500.72


                  "Roesch Employment Agreement" means the agreement among the Company and the Principal dated as of the date of the Closing, in the form of Exhibit F attached to this Agreement.

                  "Roesch Release" means the release delivered by each of the Principal and Viola Roesch, in the form of Exhibit G-1 and Exhibit G-2 attached to this Agreement.

                  "Transaction Agreements" means this Agreement, the Investors' Rights Agreement, the Long Term Note, the Long Term Note Option Agreement, the M&R Stock Purchase Agreement, the Roesch Employment Agreement and each Roesch Release.

      2. Representations and Warranties of the Company. The Company and the Principal, hereby represent and warrant, jointly and severally, to the Purchaser that, except as set forth on the Disclosure Schedule attached as Exhibit H to this Agreement which exceptions shall be deemed to be part of the representations and warranties made hereunder, the following representations are true and complete as of the date of the Closing, except as otherwise indicated. The Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Section 2, and the disclosures in any section or subsection of the Disclosure Schedule shall qualify other sections and subsections in this Section 2 only to the extent it is readily apparent from a reading of the disclosure that such disclosure is applicable to such other sections and subsections. The disclosures contained in the due diligence report entitled "Summary of the Financial Statements and Contractual Obligations of Paketeria GmbH" that is part of the Disclosure Schedule qualify against all Sections of this Section 2 to the extent it is readily apparent from a reading of the due diligence report that its content is applicable to the representations and warranties contained in this Section 2.

            2.1. Organization, Good Standing, Corporate Power and Qualification. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the Republic of Germany and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

            2.2. Capitalization, Articles, Commercial Register.

                  (a) The  authorized  capital of the Company has a par value of
(euro) 37,450, split as set forth in the table in Sec. 0 above in shares of common stock (the "Common Stock") with an aggregate par value of (euro) 37,450, all of which are issued and outstanding. All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable securities laws. Except for the Common Stock described in the immediately preceding sentence, there is no other class of capital stock or equity security of the Company authorized or issued. None of the shares of Common Stock in the Company are subject to any lien or otherwise encumbered with any other third party rights or subject to any restriction of assignment or transfer other than those restrictions expressly stipulated in the current articles of association.

                  (b) The Company has no employee stock option or equity incentive plan. There are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, to purchase or acquire from the Company any shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock.

                  (c) Section 2.2(c) of the Disclosure Schedule sets forth the capitalization table of the Company effective as of the entry of the capital increase pursuant to Sec. 1.1 (a) (i) above in the commercial register.

                  (d) A true and complete copy of the current articles of association of the Company is attached to this Agreement as Exhibit I. There are no additional documents such as by laws, rules of procedure or the like dealing with topics that are addressed, or would usually be addressed, in the articles of association.

                  (e) The excerpt from the commercial register attached hereto as Exhibit J is up to date. There are no events that can be entered into the commercial register but have not been entered, and there are no pending filings to the commercial register.

                  (f) the Company is not party to any control agreement, profit and loss transfer agreement, profit pooling or other kind of corporate agreement ("Unternehmensvertrag").

            2.3. Subsidiaries. The Company does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

            2.4. Authorization. All corporate action required to be taken by the Company's managing directors ("Geschaftsfuhrer") and stockholders in order to authorize the Company to enter into the Transaction Agreements, and to issue the Shares at the Closing, has been taken or will be taken prior to the Closing. All action on the part of the officers of the Company and stockholders necessary for the execution and delivery of the Transaction Agreements, the performance of all obligations of the Company under the Transaction Agreements to be performed as of the Closing, and the issuance and delivery of the Shares has been taken or will be taken prior to the Closing. Each Transaction Agreement, when executed and delivered by their respective parties, shall constitute valid and legally binding obligations of the Company and (to the extent they are parties) the Current Shareholders and Viola Roesch, enforceable against them in accordance with their respective terms.

            2.5. Valid Issuance of Shares. The Share, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of any liens or encumbrances or restrictions on transfer, other than restrictions on transfer under the Transaction Agreements and liens or encumbrances created by or imposed by the Purchaser. The shares of Common Stock issuable upon the conversion of the Long Term Note will upon the execution of the conversion right in accordance with the terms of the Long Term Note, be validly issued, fully paid and nonassessable and free of any liens or encumbrances or restrictions on transfer other than restrictions on transfer under the Transaction Agreements, applicable laws and liens or encumbrances created by or imposed by the
Purchaser. The shares of Common Stock that are the subject of the M&R Option Agreement are currently and validly issued, fully paid and nonassessable and free of any liens or encumbrances or restrictions on transfer other than restrictions on transfer under the Transaction Agreements, and liens or encumbrances created by or imposed by the Purchaser and were issued in compliance with all applicable laws. Assuming the accuracy of the representations of the Purchaser in Section 3 of this Agreement and subject to the filings described in Section 2.6(ii) below, the Share and the shares of Common Stock issuable upon the conversion of the Long Term Note will be issued in compliance with all applicable laws.

            2.6. Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by the Transaction Agreements, except for (i) the filing of the Restated Articles and the Capital Increase pursuant to Section 1.1(a)(i), which will have been filed as of the Closing, and (ii) the filings of the capital increase(s) upon execution of the conversion right(s) pursuant to the terms of the Long Term Note.

            2.7. Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending or to the Company's knowledge, currently threatened (i) against the Company or any officer, director or Key Employee of the Company; or (ii) that questions the validity of the Transaction Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated by the Transaction Agreements; or (iii) that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Neither the Company nor, to the Company's knowledge, any of its officers, directors or Key Employees is a party or is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality (in the case of officers, directors or Key Employees, such as would affect the Company). There is no action, suit, proceeding or investigation by the Company pending or which the Company intends to initiate. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their services provided in connection with the Company's business, or any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

            2.8. Intellectual Property. The Company owns or possesses or can acquire on commercially reasonable terms sufficient legal rights to all Company Intellectual Property without any known conflict with, or infringement of, the rights of others. No product or service marketed or sold (or proposed to be marketed or sold) by the Company violates or will violate any license or infringes or will infringe any intellectual property rights of any other party. Other than with respect to commercially available software products under standard end-user object code license agreements, there are no outstanding options, licenses, agreements, claims, encumbrances or shared ownership interests of any kind relating to the Company Intellectual Property, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other Person. The Company has not received any communications alleging that the Company has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets, mask works or other proprietary rights or processes of any other Person. The Company has obtained and possesses valid licenses to use all of the software programs present on the computers and other software-enabled electronic devices that it owns or leases or that it has otherwise provided to its employees for their use in connection with the Company's business. It will not be necessary to use any inventions of any of its employees or consultants (or Persons it currently intends to hire) made prior to their employment by the Company. Each employee, officer and consultant (including the Principal and Viola Roesch) and each former employee, officer and consultant has assigned to the Company all intellectual property rights he or she owns that are related to the Company's business as now conducted and as presently proposed to be conducted. Section 2.8 of the Disclosure Schedule lists all Company Intellectual Property.

            2.9. Compliance with Other Instruments. The Company is not in violation or default (i) of any provisions of its current articles of association, (ii) of any instrument, judgment, order, writ or decree, (iii) under any note, indenture or mortgage, or (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound that is required to be listed on the Disclosure Schedule, or, to its knowledge, of any provision of any statute, rule or regulation applicable to the Company, the violation of which would have a Material Adverse Effect. The execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated by the Transaction Agreements will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either (i) a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement or (ii) an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company.

            2.10. Agreements; Actions.

                  (a) Except for the Transaction Agreements, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of (euro) 50,000, (ii) the license of any patent, copyright, trademark, trade secret or other proprietary right to or from the Company, (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other Person that limit the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products, or (iv) indemnification by the Company with respect to infringements of proprietary rights.

                  (b) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to the Common Stock, or any class or series of capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of (euro) 50,000 or in excess of (euro) 200,000 in the aggregate, (iii) made any loans or advances to any Person, other than ordinary advances for travel expenses, or
(iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business. For the purposes of this subsection (b) of this Section 2.10, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same Person (including Persons the Company has reason to believe are affiliated with each other) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsection. Section 2.10(b) of the Disclosure Schedule describes all indebtedness of the Company individually in excess of (euro) 50,000.

                  (c) The Company is not a guarantor or indemnitor of any indebtedness of any other Person.

            2.11. Certain Transactions.

                  (a) Other than (i) standard employee benefits generally made available to all employees, (ii) standard director and officer indemnification agreements approved by the Board of Directors, (iii) the Long Term Note, in each instance, approved in the written minutes of the Shareholders' Meeting (previously provided to the Purchaser or its counsel), there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, consultants or Key Employees, or any member of their respective Immediate Families, or any Affiliate thereof.

                  (b) Except for the Long Term Note and the debts to be repaid with the Permitted Debt Repayments, the Company is not indebted, directly or indirectly, to any of its directors, officers or employees or to members of their respective Immediate Families or to any Affiliate of any of the foregoing. None of the Company's directors, officers or employees, or any members of their Immediate Families, or any Affiliate of the foregoing (i) are, directly or indirectly, indebted to the Company or, (ii) to the Company's knowledge, have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company. To the Company's knowledge, none of the Company's Key Employees or directors or any members of their immediate families or any Affiliate of any of the foregoing are, directly or indirectly, interested in any material contract with the Company. None of the directors or officers, or any members of their immediate families, has any material commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship with any of the Company's customers, suppliers, service providers, joint venture partners, licensees and competitors.

            2.12. Rights of Registration and Voting Rights. Except as provided in the Investors' Rights Agreement, the Company is not under any obligation to register for public sale any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities. To the Company's knowledge, except as contemplated in the Investors' Rights Agreement, no stockholder of the Company has entered into any agreements with respect to the voting of capital shares of the Company.

            2.13. Absence of Liens. The property and assets that the Company owns are free and clear of all mortgages, deeds of trust, liens, loans and encumbrances, except for customary retention of title arising in the ordinary course of business that does not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances other than those of the lessors of such property or assets.

            2.14. Financial Statements. The Company has delivered to Purchaser its unaudited pro forma financial statements as of December 31, 2005 and for the fiscal year then ended (collectively, the "Pro Forma Financial Statements"). Save to the extent disclosed in the Pro Forma Financial Statements, the Pro Forma Financial Statements have been prepared in accordance with German generally accepted accounting principles applied on a consistent basis throughout the periods indicated. Save to the extent disclosed in the Pro Forma Financial Statements, the Pro Forma Financial Statements fairly present in all material respects the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of the unaudited Pro Forma Financial Statements to normal year-end audit adjustments. Except as set forth or disclosed in the Pro Forma Financial Statements, the Company has no material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2005 and (ii) liabilities and obligations of a type or nature not required under German generally accepted accounting principles to be reflected in the Pro Forma Financial Statements, which, in all such cases, individually and in the aggregate would not have a Material Adverse Effect. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with German generally accepted accounting principles. As per December 31, 2005, the Company's shareholder equity (subscribed capital plus capital reserve less loss carry forward less loss of the current fiscal year, all as defined in Sec. 266 para.
(3) lit. A of the German Commercial Code) shall be not less (i.e. not more negative) than - (euro) 284,940.33.

            2.15. Changes. Since December 31, 2005 there has not been:

                  (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not caused, in the aggregate, a Material Adverse Effect;

                  (b) any damage, destruction or loss, whether or not covered by insurance, that would have a Material Adverse Effect;

                  (c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

                  (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and the satisfaction or discharge of which would not have a Material Adverse Effect;

                  (e) any material change to a material contract or agreement by which the Company or any of its assets is bound or subject;

                  (f) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

                  (g) any resignation or termination of employment of any officer or Key Employee of the Company;

                  (h) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable and liens that arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets;

                  (i) any payments, loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

                  (j) any declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

                  (k)  any  sale,   assignment   or   transfer  of  any  Company
Intellectual Property that could reasonably be expected to result in a Material Adverse Effect;

                  (l) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

                  (m) to the Company's knowledge, any other event or condition of any character, other than events affecting the economy or the Company's industry generally, that could reasonably be expected to result in a Material Adverse Effect; or

                  (n) any arrangement or commitment by the Company to do any of the things described in this Section 2.15.

            2.16. Employee Matters.

                  (a) As of the date hereof, the Company employs 22 full-time employees and 2 part-time employees and engages 4 consultants or independent contractors. Section 2.16 of the Disclosure Schedule sets forth a detailed description of all compensation, including salary, bonus, severance obligations and deferred compensation paid or payable for each officer, employee, consultant and independent contractor of the Company who received compensation in excess of
(euro) 50,000 for the fiscal year ended December 31, 2005 or is anticipated to receive compensation in excess of (euro) 50,000 for the fiscal year ending December 31, 2006.

                  (b) To the  Company's  knowledge,  none  of its  employees  is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would materially interfere with such employee's ability to promote the interest of the Company or that would conflict with the Company's business. Neither the execution or delivery of the Transaction Agreements, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as now conducted and as presently proposed to be conducted, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated.

                  (c) The Company is not delinquent in payments to any of its employees, consultants, or independent contractors for any wages, salaries, commissions, bonuses, or other direct compensation for any service performed for it to the date hereof or amounts required to be reimbursed to such employees, consultants, or independent contractors. The Company has complied in all material respects with all applicable equal employment opportunity laws and with other laws related to employment, including those related to wages, hours, worker classification, and collective bargaining. The Company has withheld and paid to the appropriate governmental entity or is holding for payment not yet due to such governmental entity all amounts required to be withheld from employees of the Company and is not liable for any arrears of wages, taxes, penalties, or other sums for failure to comply with any of the foregoing.

                  (d) The Company does not have a present intention to terminate the employment of any Key Employee, nor to the Company's knowledge, does any Key Employee intend to terminate employment with the Company or is otherwise likely to become unavailable to continue as a Key Employee. Other than in the case of the Principal, the employment of each employee of the Company is terminable at the will of the Company. Upon the termination of the employment of any such employees, no severance or other payments will become due. The Company has no policy, practice, plan, or program of paying severance pay or any form of severance compensation in connection with the termination of employment services.

            2.17. Tax Returns and Payments. There are no taxes, social security contributions and other public charges dues and payable by the Company which have not been timely paid. There are no accrued and unpaid country, local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or matters relating to social security contributions or other public charges or reports by any applicable federal, state, local or foreign governmental agency. The Company has duly and timely filed all tax returns, social security contributions and other public charges required to have been filed by it and there are in effect no waivers of applicable statutes of limitations with respect to taxes and social security contributions for any year.

            2.18. Insurance. The Company has in full force and effect fire and casualty insurance policies with extended coverage, sufficient in amount (subject to reasonable deductions) to allow it to replace any of its properties that might be damaged or destroyed.

            2.19. Confidential Information and Invention Assignment Agreements. Each current and former employee, consultant and officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information substantially in the form or forms delivered to the counsel for the Purchaser (the "Confidential Information Agreements"). No current or former Key Employee has excluded works or inventions from his or her assignment of inventions pursuant to such Key Employee's Confidential Information Agreement. The Company is not aware that any of its Key Employees is in violation thereof.

            2.20. Permits. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could reasonably be expected to have a Material Adverse Effect. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

            2.21. Corporate Documents. The copy of the minute books of the Company provided to the Purchaser contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and accurately reflects in all material respects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes.

            2.22. Environmental and Safety Laws. Except as could not reasonably be expected to have a Material Adverse Effect, (a) the Company is and has been in compliance with all Environmental Laws; (b) there has been no release or threatened release of any pollutant, contaminant or toxic or hazardous material, substance or waste, or petroleum or any fraction thereof, (each a "Hazardous Substance") on, upon, into or from any site currently or heretofore owned, leased or otherwise used by the Company.

            For purposes of this Section 2.22, "Environmental Laws" means any law, regulation, or other applicable requirement relating to (a) releases or threatened release of Hazardous Substance; (b) pollution or protection of employee health or safety, public health or the environment; or (c) the manufacture, handling, transport, use, treatment, storage, or disposal of Hazardous Substances.

            2.23. Disclosure. The Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares. No representation or warranty of the Company contained in this Agreement, as qualified by the Disclosure Schedule, and no certificate furnished or to be furnished to Purchaser at the Closing contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. The due diligence report entitled "Summary of the Financial Statements and Contractual Obligations of Paketeria GmbH" that is part of the Disclosure Schedule does not contain any material misstatements.

      3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company, severally and not jointly, that:

            3.1. Authorization. The Purchaser has full power and authority to enter into the Transaction Agreements. The Transaction Agreements to which such Purchaser is a party, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

      4. Conditions to the Purchaser's Obligations at Closing. The obligations of the Purchaser to subscribe the Share and to make the Contribution at the Closing are subject to the fulfillment, on or before such Closing, of each of the following conditions, unless otherwise waived:

            4.1. Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct in all respects as of such Closing, except that any such representations and warranties shall be true and correct in all respects where such representation and warranty is qualified with respect to materiality.

            4.2. Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before such Closing.

            4.3. Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of such Closing.

            4.4. Investors' Rights Agreement. The Company, the Purchaser and the other stockholders of the Company named as parties thereto shall have executed and delivered the Investors' Rights Agreement.

            4.5. Long Term Note. The Company shall have executed and delivered the Long Term Note to the Principal.

            4.6. Long Term Note Option Agreement. The Company and the Principal shall have executed and delivered the Long Term Note Option Agreement.

            4.7. M&R Option Agreement. The Company, John A. Moore and Richard Rimer shall have executed and delivered the M&R Option Agreement.

            4.8. Roesch Employment Agreement. The Company and the Principal shall have executed and delivered the Roesch Employment Agreement.

            4.9. Roesch Release. Each of the Principal and Viola Roesch shall have executed and delivered a Roesch Release to the Company.

            4.10. Capital Increase and Restated Articles. At the Closing, the Current Shareholders shall adopt and the Company shall file the Capital Increase and the Restated Articles with the Commercial Register of the Lower Court of Berlin Charlottenburg as part of the Closing.

            4.11. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser, and the Purchaser (or its counsel) shall have received all such counterpart original and certified or other copies of such documents as reasonably requested. Such documents may include good standing certificates.

      5. Conditions of the Company's Obligations at Closing. The obligations of the Company to sell Shares to the Purchaser at the Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

            5.1.   Representations  and  Warranties.   The  representations  and
warranties of the Purchaser contained in Section 3 shall be true and correct in all respects as of such Closing.

            5.2. Performance. The Purchaser shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with on or before such Closing.

      6. Miscellaneous.

            6.1. Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Purchaser or the Company.

            6.2. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            6.3. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York, without regard to its conflicts of laws.

            6.4. Titles and Subtitles; Interpretation. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            6.5. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five
(5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business (1) day after deposit with a nationally recognized overnight courier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 6.5. If notice is given to the Purchaser, a copy shall also be given to Reitler Brown & Rosenblatt LLC, 800 Third Avenue, 21st Floor, New York, New York 10022, (212) 371-5500, Attention:
Scott H. Rosenblatt, Esq.

            6.6. No Finder's Fees. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's or broker's fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder's or broker's fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

            6.7. Attorney's Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

            6.8. Amendments and Waivers. Except as set forth in Section 1.3 of this Agreement, any term of this Agreement may be amended, terminated or waived only with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this Section 6.8 shall be binding upon the Purchaser and each transferee of the Shares (or the Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company.

            6.9. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

            6.10. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

            6.11. Entire Agreement. This Agreement (including the Exhibits hereto), the Restated Articles and the other Transaction Agreements constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

            6.12. Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of New York or the United States District Court for the Southern District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

            6.13. Waiver of Jury Trial. Each party hereto waives any right it may have to a trial by jury in any action or proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby (whether based on contract, tort, equity or any other theory). Each party certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that the other party to this Agreement would not, in the event of litigation, seek to enforce the foregoing waiver and acknowledges that all parties hereto have been induced to enter into this Agreement by, among other things, the waivers and certifications contained in this Section 6.13.

                          [Signature Page(s) Follow(s)]

         IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first written above.

                               COMPANY:

                               PAKETERIA GmbH


                               --------------------------------------------

                               By:
                                    ---------------------------------------

                               Name:
                                    ---------------------------------------
                                                      (print)
                               Title:
                                     --------------------------------------

                               Address:


                               PRINCIPAL:


                               --------------------------------------------
                               Andy Roesch

                               Address:


                               PURCHASER:

                               DATA SYSTEMS & SOFTWARE INC.


                               --------------------------------------------

                               By:
                                  -----------------------------------------

                               Name:
                                    ---------------------------------------
                                                      (print)
                               Title:
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                               CURRENT SHAREHOLDERS:


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